SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-27102                 23-2694937
------------                            -------                 ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure

The following information is also provided under Item 12 of Form 8-K in accordance with Release No. 33-8216.

On July 23, 2003, eGames, Inc. (the "Company") issued a press release announcing the date that it expects to release its financial results for the fiscal year ended June 30, 2003, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.


Item 7(c). Exhibits


Exhibit
Number                Description
-------               -----------

99.1                  Press Release dated July 23, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       eGames, Inc.


                                       By: /s/ Thomas W. Murphy
                                           ----------------------------------
                                           Thomas W. Murphy, Vice President and
                                           Chief Financial Officer
Dated: July 23, 2003

                                                                   EXHIBIT 99.1
At eGames, Inc.
Jerry Klein, President & CEO
(215) 750-6606 (Ext. 118)
Tom Murphy, Vice President & CFO
(215) 750-6606 (Ext. 113)

For Immediate Release

     eGAMES ANNOUNCES DATE WHEN FISCAL 2003 EARNINGS EXPECTED TO BE RELEASED

Langhorne, PA - July 23, 2003 - eGames, Inc. (OTCBB: EGAM), a publisher and developer of Family Friendly(TM), value-priced consumer entertainment PC software games, today announced that it expects to issue a press release announcing its financial results for the fiscal year ended June 30, 2003 on or about August 25, 2003.

About the Company:
------------------
eGames, Inc., headquartered in Langhorne, PA, develops, publishes and markets a diversified line of Family Friendly(TM), value-priced consumer entertainment PC software games. The Company promotes the eGames(TM), Game Master Series(TM), and Outerbound(TM) brands in order to generate customer loyalty, encourage repeat purchases and differentiate eGames software products to retailers and consumers. eGames - Where the "e" is for Everybody! Additional information regarding eGames, Inc. can be found on the Company's Web site at www.egames.com.

Forward-Looking Statement Safe Harbor:
--------------------------------------
This press release contains a forward-looking statement regarding the date the Company expects to release information about its fiscal 2003 financial results. The actual date the Company announces its earnings is subject to change and may be subject to factors beyond the Company's control. These factors include, but are not limited to, the completion of the audit of the Company's financial statements for the fiscal year ended June 30, 2003, and other risks and uncertainties included under the heading "Risk Factors" in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 filed with the Securities and Exchange Commission.